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                           ASSOCIATES OF ROCKLAND 706
                                 Executive Blvd.
                            Valley Cottage, NY 10989
                                 (914) 268-5450

                               AMENDMENT TO LEASE

Agreement dated as of the 29th. day of February, 1996, by and between Associates of Rockland County, a New York State Partnership with offices at 706 Executive Blvd., Valley Cottage, New York 10989 (hereafter called the "Landlord") and Micros To Mainframes, a New York Corporation with an office at 614 Corporate Way, Valley Cottage, New York 10989 (hereafter called the "Tenant").

WHEREAS, by agreement dated July 30, 1989 the Landlord and the Tenant entered into a Lease Agreement (hereafter called the "Lease Agreement"), and

WHEREAS, Amendment dated July 23, 1992, and

WHEREAS, amendment dated March 1, 1995, and

WHEREAS, the Landlord and the Tenant desire to amend the Lease Agreement.

  NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1. The term of the Lease shall be extended for an additional two (2) years from September 1, 1996 (the "Renewal Term") to August 31, 1998 (the "Termination Date").

2. The Base rent set forth in Paragraph 7 of the Rider, shall be amended to read as follow: $8,540.00 per month for years 1 and 2 of the renewal term.

3. Paragraph #1 of the Rider is amended to a total area of approximately 10,500 sq. ft. to include the mezzanine 7M adjacent to demised premises.

4. A. Provided tenant is not in default of the lease, tenant shall have the right to cancel this lease after the first (lst) year of the renewal term, Landlord agrees to release Tenant of its obligations for a cost of $1,000.00 per month or any part of a month remaining for the second year of the renewal term. The tenant may exercise its cancellation rights with respect to all or any portion of the second year of the renewal term and that the tenant may give its notice canceling the lease during the first year of the renewal term.

  B. Tenant must give Landlord four (4) months written notice by certified mail if it wishes to cancel this lease.

5. Paragraph #10 Section A, B, C & Paragraph 5 of rider dated July 23, 1995 shall be modified from 10.42% to 12.5% to 15%.

6. Except for the changes set forth in this amendment all other provisions of the lease agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by the respective parties as of the day and year first above written.

                                       ASSOCIATES OF ROCKLAND COUNTY

                                       By: /s/
                                           ------------------------------

                                       MICROS TO MAINFRAMES

                                       By: /s/
                                           ------------------------------
                                                Steven H. Rothman


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                          ASSOCIATES OF ROCKLAND COUNTY

                              MICROS TO MAINFRAMES

          ------------------------------------------------------------
                                   WORK LETTER

Before the tenant occupies the additional space of the "Rider" the Landlord will do the following: On or about May 1, 1996

(l) Open two archways - one on the upstairs and one on the downstairs wall to the entry of the premises.

(2) Built a wall to separate the entrance of adjoining tenant.

(3) Add lighting to the lower hallway.

(4) Repair all holes and damages on the walls and fix all damaged ceiling tile, including all leaks that might cause future damages.

(5) Paint the entire premises.

(6) Shampoo the carpet of the premises, clean and wax the bath room floor and clean all windows.

(7) Repair damaged windows (seal closed).

(8) Add six (6) track lights to the middle room.

(9) Repair the thermostat

(10) Replace floor tiles on the hallway entrances including existing entrance (expense to be shared equally by tenant).

(11) Provides all exit signs and devises which meet the fire Department and the Town regulations.

All electrical, plumbing, air conditioning and heating devices are to be warrantee by the landlord for one year starting from the date of occupancy. All cost of repair of the devices will be handled by the landlord during the warranty period.